ICTS INTERNATIONAL N.V.
                         established at The Netherlands

                                    NOTICE OF

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS

Notice is hereby given of the Annual General Meeting of Shareholders (the "Annual Meeting") of ICTS International N.V. (the "Company") which will be held on Wednesday, August 6, 2003, at 11:00 A.M. local time, at the offices of the Company, located at Biesbosch 225, 1181 JC Amstelveen, The Netherlands.

The agenda for the Annual Meeting, including proposals made by the Supervisory Board and the Management Board, is as follows:

1. Opening of the meeting by the Chairman.

2. To elect nine members to the Supervisory Board.

3. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

4. Adoption of the annual accounts of the fiscal year 2002.

5. Authorization for the Company, for a period of eighteen months from the date of the Meeting, to expend funds in an amount up to US $10 million to repurchase shares of its own common stock in the open market at prices not to exceed US $10.00 per share.

6. Report by the Management Board on the course of business of the Company with respect to the annual accounts of the year 2002.

7. Report of the Audit Committee.

8. Report by the Supervisory Board with respect to the annual accounts of the year 2002.

9. Questions.

10. Adjournment.

Pursuant to the Articles of Association of the Company and Netherlands law, copies of the annual accounts for the fiscal year 2002, the annual report which includes the information required pursuant to Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board are open for inspection by the shareholders of the Company and other persons entitled to attend meetings of shareholders at the offices of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

Shareholders  may  only  exercise  their  shareholder   rights  for  the  shares
registered in their name on July 7, 2003, the record date for the determination of shareholders entitled to vote on the day of the Annual Meeting.

The Management Board
Lior Zouker
Managing  Director and Chief Executive  Officer
July 7, 2003

SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN PROMPTLY THE
ACCOMPANYING PROXY CARD OR POWER OF ATTORNEY, AS APPLICABLE, IN
THE ENCLOSED RETURN ENVELOPE.

                             ICTS INTERNATIONAL N.V.
                                  Biesbosch 225
                                     1181 JC
                           Amstelveen, The Netherlands

                   (Registered with the Chamber of Commerce at
            Amsterdam/Haarlem, The Netherlands under No. 33.279.300)
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                                 PROXY STATEMENT
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          To be held on August 6, 2003

         This Proxy Statement is being furnished to holders of common shares, par value 1.0 Dutch guilder per share (the "Common Shares"), of ICTS International N.V., a Netherlands corporation (the
"Company"), in connection with the solicitation by the Management Board of proxies in the form enclosed herewith for use at the Annual General Meeting of shareholders of the Company to be held at
11:00, A.M. local time, on Wednesday, August 6, 2003, at the offices of the Company, located at
Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, or at any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the Notice of Annual General Meeting of Shareholders (the
"Notice"), which contains the agenda for the Annual Meeting (the "Agenda"), accompanies this Proxy
Statement.

         The Company's 2002 annual report (the "Annual Report"), which contains the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002, expressed in
U.S. Dollars and prepared in accordance with United States generally accepted accounting principles
(hereinafter, the "Annual Accounts"), is being mailed with this Proxy Statement.

         It is proposed at the Annual Meeting to adopt resolutions approving the following proposals (the
"Proposals"):

1.       Election of nine member Supervisory Board (item 2 of the Agenda).

2.       Adoption of the English language to be used for the annual accounts and annual reports of the
         Company (item 2 of the Agenda).

3.       Adoption of the Annual Accounts for the fiscal year ended December 31, 2002 (item 3 of the
         Agenda).

4.       Authorization for the Company, for a period of eighteen months from the date of the Meeting, to expend funds in an amount up to US $10,000,00 to repurchase its own Common Shares in the open market at prices not to exceed US $10.00 per share within the limits of Article 11 of the
         Articles of Association.

         Pursuant to the Articles of Association of the Company and Netherlands law, copies of the
Annual Accounts, the Annual Report and the information required under Section 2:392 of the Dutch
Civil Code and the report of the Supervisory Board, written in accordance with the Articles of
Association of the Company, are open for inspection by the shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen,
The Netherlands, from the date hereof until the close of the Annual Meeting.

         Since the Company is a "foreign private issuer" under United States securities laws, the solicitation of proxies for use at the Annual Meeting is not subject to the proxy rules contained in Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended.

         This solicitation is made by the Management Board and the cost of the solicitation will be borne by the Company. The Company will reimburse brokerage firms, fiduciaries and custodians for their reasonable expenses in forwarding solicitation materials to beneficial owners. The Company is mailing this Proxy Statement, the Notice, the Annual Report, the form of proxy and the Power of Attorney to the shareholders on or about July 7, 2003.

Voting Securities and Voting Rights

         At the close of business on July 7, 2003, the issued and outstanding voting securities of the Company consisted of  6,513,100 Common Shares. The class of Common Shares is the only class of voting stock of the Company. Shareholders may exercise their shareholder rights to vote only the Common Shares registered in their name on July 7, 2003, the record date for the
Annual Meeting.

         Shareholders owning and holding approximately 65% of the issued and outstanding
Common Shares of the Company have indicated that they will vote FOR items 1, 2, 3 and 4 of the Agenda.

         The Agenda set forth in the Notice was proposed by the Management Board and approved by the Supervisory Board.

         A registered holder of Common Shares may cast one vote per share at the Annual
Meeting. In accordance with Article 18 of the Articles of Association of the Company, resolutions may be adopted only when a quorum of at least fifty percent of the outstanding shares entitled to vote is represented at the Annual Meeting, and adoption of a resolution requires an absolute majority of the votes cast at the Annual Meeting.

         Common Shares cannot be voted at the Annual Meeting unless the registered holder is present in person or is represented by a written proxy. The Company is incorporated in The
Netherlands and, as required by the laws of The Netherlands and the Company's Articles of
Association, the Annual Meeting must be held in the Netherlands. Shareholders who are unable to attend the Annual Meeting in person may authorize the voting of Common Shares at the
Annual Meeting by completing and returning the enclosed proxy card naming Lior Zouker and
Stefan Vermeulen as proxyholders. If the proxy in the enclosed form is duly executed and returned prior to the Annual Meeting, all Common Shares represented thereby will be voted, and, where specifications are made by the holder of Common Shares on the form of proxy, such proxy will be voted by the proxyholders in accordance with such specifications.

         If no specification is made in the proxy, the proxy will be voted by the proxyholders FOR items 2, 3 and 4 of the Agenda.

         In the event a shareholder wishes to use any other form of proxy, such proxy shall be voted in accordance with the specification given therein, provided that (i) such proxy states the number of registered Common Shares held by such shareholder, (ii) the Common Shares for which the proxy is given are registered in the name of the shareholder on July 7, 2003, and (iii)
such proxy enables the person named therein to vote the Common Shares represented thereby either in favor of or against the Proposals, or to abstain from voting, as applicable. The proxyholder shall present the duly executed proxy together with the enclosed form of Power of
Attorney signed by the registered shareholder.

Right of Revocation

         Any shareholder who has executed and delivered a proxy to the Company and who subsequently wishes to revoke such proxy may do so by delivering a written notice of revocation to the Company at its address set forth above, Attention: Chief Executive Officer, at any time prior to the Annual Meeting.

Beneficial Ownership of Securities Owners

         The following table sets forth below information regarding the beneficial ownership (as determined under U.S. securities laws) of the Common Shares of the Company, as of ______,
2003, by each person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares:


                                    Number of Shares            Percent of
                                    Beneficially Owned         Class Owned

                                    Beneficially Owned                 Offering

Ezra Harel(1)                       4,228,600                          64.0%
Menachem Atzmon(2)                  3,848,500                          59.0%
Oppenheimer Funds                      440,600                           6.8%

___________________________

1.       Harmony Ventures BV, owns approximately 59% of the issued and outstanding Common Shares. Mr. Menachem J.
Atzmon and Mr. Ezra Harel  own,  indirectly 100% of the outstanding shares of Harmony Ventures BV and may be deemed to control Harmony Ventures BV.  Harmony Ventures BV, Mr. Atzmon and Mr. Harel may be able to appoint all the directors of
ICTS and control the affairs of ICTS.  In addition, Mr. Harel owns 380,100 shares.


2.       Harmony Ventures BV, owns approximately 59% of the issued and outstanding Common Shares. Mr. Menachem J.
Atzmon and Mr. Ezra Harel  own,  indirectly 100% of the outstanding shares of Harmony Ventures BV and may be deemed to control Harmony Ventures BV.  Harmony Ventures BV, Mr. Atzmon and Mr. Harel may be able to appoint all the directors of
ICTS and control the affairs of ICTS.



                  ITEM TWO OF THE AGENDA:
                  ELECTION OF SUPERVISORY BOARD

         At the Annual Meeting, nine members of the Supervisory Board are to be elected to serve until the
2003 Annual Meeting of Shareholders and until their successors have been elected and qualified. The nominees to be voted on by Shareholders are Messrs.  Ezra Harel, Lynda Davey, Melvin Lazar, M. Albert
Nissim, Moshe Winer, Elie Housman, Menachem J. Atzmon, Johannes Endler,  and David W. Sass.

         All nominees have consented to be named and have indicated their intent to serve if elected. The
Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Supervisory Board of the Company may recommend in the place of such nominee or nominees. It is intended that the proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Ezra Harel, Lynda Davey, Melvin Lazar, M.
Albert Nissim, Moshe Winer, Elie Housman, Menachem J. Atzmon, Johannes Endler,  and David W. Sass.

         THE MANAGEMENT BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING NINE NOMINEES (ITEM 1 ON THE PROXY CARD).

         Ezra Harel (52) is a controlling shareholder of Harmony Ventures B.V. ("Harmony") an investment holding company. He served as Chairman of the Board of Directors of both Dash 200+, a company involved with the conversion of Boeing 747 aircraft from passenger to cargo use, since 1991, and Tuffy Associates Inc., an automotive service franchise company, since 1993. Mr. Ezra Harel is the Chairman of the Advisory Board of Seehafen Rostock
Umschlagsgesellschaft GmbH ("Port of Rostock"),Germany, a company engaged in sea port activities.  He has developed real estate in the United States, Europe and Israel.  Mr. Harel is also a director of Inksure Technologies,
Inc.  He has been a director of our company and ICTS since inception.

         Lynda Davey (48) is Chief Executive Officer of Avalon Group,  Ltd. a private investment banking firm she co-founded in 1992.  She also serves as Chairperson of Avalon Securities, Inc., an  NASD member broker-dealer, and
NY Venture Space, LLC, a provider  of interim office space. From 1988 throughout 1991, Ms. Davey was Managing
Director of The Tribeca Corporation, a New York based buyout firm.  Prior to 1988, Ms. Davey was Vice President in the corporate finance department of Salomon Brothers Inc. She is a director of Tuffy Associates Corp.  Ms. Davey also serves on  the Advisory Council of the Center for Women's Business Research and Retail Finance Group of
Wells Fargo Bank. She became a member of the Supervisory Board of ICTS in 2002.

         Melvin F. Lazar (63) is a Certified Public Accountant (New York State) and the founding partner of Lazar
Levine & Felix LLP. Mr. Lazar and his firm have served the business and legal communities for over 30 years. He is an expert in business valuations and merger and acquisition activities. Mr. Lazar is a board member and audit committee member of Enzo Biochem, Inc., a New York Stock Exchange listed company, which is a leading biotechnology company that specializes in gene identification and gene regulation technologies for diagnostic and therapeutic applications.  Mr. Lazar is also a board member and serves as the Chairman of the Audit Committee of privately-owned Active Media Services, Inc., the largest corporate barter company in the nation.  He became a member of the Supervisory Board of ICTS in 2003 and a director of our company since inception.

         M. Albert Nissim (69)has served as Secretary of ICTS since January 1994 and became a member of the
Supervisory Board in 2002.  Mr. Nissim also serves as President of ICTS - USA, Inc.  From 1994 to 1995, he worked as the managing  director of ICTS and from 1990 to the present, he has been Vice-President and a director of Tuffy
Associates.   Mr. Nissim has been the President of Pioneer Commercial Funding Corp. ("Pioneer") since January
1997.

         Moshe Winer (53) became a member of the Supervisory Board of ICTS in 2002 and a director of our company since inception. For the past ten years he is the principal of several businesses in the automotive services field.

         Elie Housman (63) has served as Chairman of Inksure Technologies,  Inc. since
February 2002.  Mr. Housman was a principal at Charterhouse Group International, a privately held merchant bank, from 1989 until June 2001.  At Charterhouse, Mr. Housman was involved in the acquisition of a number of companies with total sales of several hundred million dollars.
Prior to Charterhouse, he was co-owner of AP Parts, a $250 million automotive parts manufacturer. Mr. Housman was also the Chairman of Novo Plc. in London, a leading company in the broadcast storage and services industry.  At present, Mr. Housman is a director of a number of privately held companies in the United States. He became a member of the
Supervisory Board of ICTS in 2002.

         Menachem J. Atzmon (58) is a Chartered accountant (Isr). Mr. Atzmon is a  controlling shareholder of Harmony Ventures B.V. Since 1996 he has been the managing director of
Albermale Investment Ltd. and Kent  Investment Holding Ltd., both investment companies.
Since January 1998 he has served as CEO of Seehafen  Rostock.  He has been a member of the
Supervisory Board of ICTS since 1999.

         Johannes Endler (62),  has been a member of the Supervisory Board of the Company since January 2002.  Mr. Endler has been the CFO of Fraport since 1993.  Mr. Endler holds an
MBA from the University of Freiburg.

         David W. Sass (67) for the past 42 years has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP. He has been a director of ICTS since 2002. Mr. Sass is also a director of BarPoint.com, Inc, an online and wireless product information and shopping service provider.. He is also corporate secretary and a director of Pioneer Commercial Funding Corp. Mr. Sass became a director of Inksure
Technologies, Inc. in 2003, a company which develops, markets and sells customized authentication systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion.  He is also a director of several privately held corporations.

ITEM THREE OF THE AGENDA

ADOPTION OF THE ENGLISH LANGUAGE TO BE USED FOR THE ANNUAL ACCOUNTS   AND
ANNUAL REPORTS OF THE COMPANY

Pursuant to Section 2:362, Paragraph 7 of the Dutch Civil Code, the annual accounts of a
Netherlands company such as the Company must be prepared in the Dutch language, unless the General Meeting resolves to use another language. Due to the international structure of the
Company, the Management proposes that the annual accounts and the annual reports of the
Company be prepared in the English language.

A majority of the votes cast is required for the adoption the English language for the Company's annual accounts and annual reports.


ITEM FOUR OF THE AGENDA:
ADOPTION OF ANNUAL ACCOUNTS

The Company's audited balance sheet as of December 31, 2002 and statement of income for the year then ended, as expressed in U.S. Dollars and prepared in accordance with U.S. and Dutch generally accepted accounting principles (the "Annual Accounts"), are submitted to the
Company's shareholders in the English language.

Copies of the Annual Accounts, the Annual Report, which contains the information required under Section 2:392 of the Dutch Civil Code, and the report of the Supervisory Board are available for inspection by the Company's shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen,
The Netherlands, from the date hereof until the close of the Annual Meeting.

In accordance with Article 20 of the Articles of Association of the Company, the Supervisory
Board has determined to retain all net profit of the fiscal year 2002, except for dividends paid to fund development and growth of the Company business.  On May 13, 2002 ICTS declared and paid cash dividend of $2.25 per share on its Common Stock to its shareholders prior to the 25%
withholding tax imposed by the Netherlands.  On December 10, 2002 ICTS declared and paid a dividend of $3.00 per share (prior to the 25% withholding tax imposed by the Netherlands).
Such dividend was paid out of the Company's retained earnings.

Pursuant to Article 19 of the Articles of Association of the Company, the unconditional adoption of the Annual Accounts by the Shareholders at the Annual Meeting constitutes a discharge, for purposes of Dutch law, of the members of the Management Board and the Supervisory Board for
the matters disclosed in the Annual Accounts. Such discharge is not absolute and will not be effective as to matters misrepresented or not disclosed to the shareholders.

A  majority of the votes cast is required for the adoption of the Company's Annual Accounts.

THE SUPERVISORY BOARD AND THE MANAGEMENT BOARD RECOMMEND A VOTE "FOR" ITEM THREE (ITEM 2 OF THE PROXY CARD).

                                                  PROPOSAL FOUR:

                          AUTHORIZATION FOR COMPANY TO EXPEND FUNDS IN AN AMOUNT UP TO US
                     $10,000,000 TO REPURCHASE ITS COMMON SHARES IN THE OPEN MARKET AT PRICES
                                         NOT TO EXCEED US $10.00 PER SHARE

                  Pursuant to the Company's Articles of Association and Section 2:98(4) of the
Dutch Civil Code, the Company may only acquire Common Shares (other than for no consideration) if authorized by the Meeting to do so. This authorization can not be for a period greater than eighteen months and the authorization shall determine how many shares may be acquired, how they may be acquired, and the high and low prices to be paid for such shares.

                  In an effort to raise the price of each outstanding Common Share by reducing the number of shares outstanding, the Company asks that the shareholder authorize the expenditure by the Company of up to US $10,000,000 to repurchase Common Shares in the open market at prices up to $10.00 per share for a period of eighteen months commencing the date of the Meeting.

                  This Proposal must be approved by at least a majority of the votes cast at the
Meeting.

                  The Supervisory Board and the Management Board each recommends a vote
FOR Proposal Four.

ITEM SIX OF THE AGENDA
REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Melvin Lazar (Chairman), Lynda Davey and Moshe Weiner.
The Audit Committee and the Supervisory Board have adopted an Audit Committee Charter which is attached hereto as Exhibit A.  The Charter outlines the duties of the Audit Committee in relation to its responsibilities of overseeing management's conduct of the Company's financial reporting process, including the selection of the Company's outside auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by the Management Board and the Supervisory Board.  The Audit Committee has met with the independent auditors as well as hired internal auditors.  The Audit Committee after such review and discussion with internal auditors and the independent auditors have recommended that the audited financial statements be included in the Company's annual report on Form  20-F.

The Audit Committee held one meeting at the end of each quarter to discuss the financial status of the Company for a total of four meetings during the last fiscal year.  All members of the Audit
Committee are "independent" under the rules of the Securities and Exchange Commission currently applicable to the Company.

                                              AUDIT COMMITTEE REPORT

The following is the report of the Company's Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002.

Review With Management

The Committee has reviewed and discussed the Company's audited financial statements with both the Management Board and the Supervisory Board.

Review and Discussions With Independent Auditors

The Committee has discussed with Kesselman & Kesselman, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit
Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

The Committee has also received written disclosures and the letter from Kesselman &
Kesselman required by Independence Standards Board Standard No. 1 (Independence
Discussions with Audit Committees) and has discussed with Kesselman & Kesselman their independence.

Conclusion

Based on the review and discussions referred to above, the Committee recommended to the
Company's Supervisory Board that its audited financial statements be included in the
Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Supervisory Board

Melvin Lazar, Chairman of the Audit Committee.

The aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by the principal accounting firm was $232,500 plus $22,745 for other fees for a total of $255,245.

The information contained in the foregoing report shall not be deemed to be "soliciting material"
or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Please sign, date and return the accompanying proxy card or other form of proxy with Power of
Attorney, as applicable, in the enclosed envelope at your earliest convenience.


                                            The Management Board

                                            Lior Zouker
                                            Managing Director and
                                            Chief Executive Officer

July 7, 2003

POWER OF ATTORNEY

The undersigned,

hereby grants power of attorney to:
                           Lior Zouker
                           Stefan Vermeulen

for and in name, place and stead of the undersigned to attend the Annual General Meeting of
Shareholders of ICTS International N.V., a public company whose statutory seat and registered office is in Amstelveen, The Netherlands, which Annual General Meeting to be held at 11:00, local time, on Wednesday, August 6, 2003, at the offices of the Company, located at Biesbosch
225, 1181 JC, Amstelveen, The Netherlands or any adjournment or adjournments thereof, and for and in name, place and stead of the undersigned to sign at that Annual General Meeting the attendance register, to take part in all discussions, to make such proposals as the attorney may deem expedient, and to exercise the right to vote attached to the shares of the undersigned as well as all other rights which may be exercised at the Annual General Meeting on behalf of the undersigned _______________________, and further to do and perform any and all acts relating to the foregoing which may be useful or necessary and which the undersigned might or could or should do if personally present, all this with full power of substitution.

Signed in                 , this    day of   2003.

If a natural person insert:_____________________              surname, forenames, full residential address
and date of birth.
If a body corporate insert: _____________________             corporate name, place of registered office,
full business address. A power of attorney given by a body corporate must be signed by an officer/officers duly authorized to represent the body corporate. If necessary inspect the records of the Chamber of Commerce where the body corporate is registered, and/or its articles of association or by--laws.

The Proposed Resolutions

Unless otherwise indicated, this Proxy confers authority to vote "FOR" for the resolutions contained herein. The Management Board recommends a vote of "FOR" for the resolutions contained herein. This proxy is solicited on behalf of the Management Board of ICTS
International N.V. and may be revoked prior to its exercise by a written notice to the Chief
Executive Officer of the Company.

1.   To elect nine members to the Supervisory Board.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]

2.       Adoption of the English language to be used for the annual accounts and annual reports of the Company.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]

                                                         8
3.       Adoption of the annual accounts of the fiscal year 2002.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]


4.   Authorization for repurchase of shares.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]



NOTE:    Signature(s) should follow exactly the name(s) on the stock certificate.  Executor, administrator, trustee or guardian should sign as such.  If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

                                                              Dated:    ____________, 2003
                                                              By:________________________
                                                              Name:_____________________
                                                              Title:_______________________

                                              ICTS INTERNATIONAL N.V.
                                      Audit Committee & Investment Procedures


Audit Committee Charter

There shall be a committee of the Supervisory Board known as the Audit Committee (hereinafter "The
Committee") The primary function of the Committee shall be to assist the Supervisory Board in fulfilling its oversight role regarding the Company's financial reporting process, its system of internal control and its compliance with applicable laws, regulations and company policies.  The Committee's goal is to provide an open avenue of communication between the independent auditors, internal auditors and the
Supervisory Board.  The regular activities of the Committee are as follows:


Membership and Meetings of Audit Committee

1.       The Committee shall consist of no less than three members.  Each  member must be an independent director and cannot have worked for ICTS within the past three years.  Each member must be able to read and understand fundamental financial statements and one member must have employment experience in finance or accounting, a certification in accounting, or comparable financial management experience.  No member may accept any consulting, advisory or any other compensatory fees from the company other than fees for service on the Supervisory Board and its committees.  One member shall be designated
         "Chairperson," and he or she shall have the authority to appoint subcommittees as necessary.

2.       The Committee shall meet at least four times per year or more frequently as circumstances require; the Committee may ask members of Management or others to attend meetings and provide pertinent information as necessary.  All meetings related to annual audited financial statements require members to appear in person.  All other meetings may take place over the phone.

3.       A majority of Committee members constitutes a quorum and can take action for any meeting.

4.       The Committee will meet any time prior to Management releasing a financial report.
         Management is to provide all members of the Committee with copies of this report at least seven days before the scheduled meeting.  The Committee is required to provide
         Management with its comments on the report within three days of its meeting.

5.       For the annual audit meeting, those present will include the independent auditors, the
         CFO, and company counsel.  For the unaudited meetings, which are to take place three times per year, the CFO and those independent auditors who are available shall be present.

6.       In a desire to foster a proactive element in the Committee, whenever a Committee member believes a meeting is necessary, he/she may call such a meeting, which is to take place within ten days of the notification of all members.

7.       All minutes of the Committee will be distributed as a draft to all the participants, for receipt of their comments, within seven days of the meeting.  If anyone has comments to the draft, these should be submitted within seven days of receiving the draft.  If no comments are received or all the comments received are acceptable, the Chairperson of the Committee will sign off on the minutes and distribute them to all Committee members.  If there remain open points, these will be discussed and finalized at the next meeting.

Independent Auditors and Financial Reports

1.       The Committee shall be responsible for the hiring and firing of both independent and internal auditors and determining their compensation.

         A.       When hiring an auditor, the Committee shall consider:

                  (i)      The auditor's resume;

                  (ii)     The quality control procedures implemented by the auditor; and

                  (iii)    A report by the auditor describing any material issues raised in the auditor's most recent quality control review and the steps that the auditor is taking to respond to any such issues.

         B.       A majority of the Committee must agree to hire a particular auditor.

         C.       A majority is required to fire an auditor.  If the Committee is split as to whether to fire an auditor, the Supervisory Board retains the final vote.

         D.       When determining compensation, the Committee shall consider:

                  (i)      The adequacy of staffing of the audit;

                  (ii)     The experience levels of the auditors assigned to the audit;

                  (iii)    The percentage of the total audit hours actually spent by the more experienced partner and manager; and

                  (iv)     The going rate in the industry.

2.       Auditors must give a status of independence as defined by U.S. federal law.

3.       Auditors must be registered with the Public Company Accounting Oversight Board.

4.       Auditors are to report directly to the Committee, which is required to pre-approve all auditing services .

5.       The Committee is to meet independently with  the independent auditors and with the CFO and the independent auditors to discuss the audit scope and plan of both the independent and internal auditors to assure completeness of coverage, reduction of redundant efforts and efficient use of audit resources.

6.       The independent auditors and the CFO are to meet with business-unit CEOs and controllers for the presentation of an in-depth analysis of the results and activities of the business units.  A memorandum of the results of this meeting is to be provided to the
         Committee.

7.       Before interim financial reports are released to the public or filed with the SEC, the
         Committee is to review them with the independent auditors and the CFO.

8.       Auditors are to describe to the Committee:

         A.       All critical accounting policies and practices to be employed in connection with the financial statements;
         B.       All alternative treatments of financial information under GAAP that have been discussed with management, the ramifications of the use of the alternative treatments and disclosures, and the treatment preferred by the auditor; and
         C.       All other material written communications between the auditor and management, specifically including any management letter and any schedule of unadjusted differences.

In the event that the Committee disagrees with the auditors' policies and practices, it shall have the authority to insist that different policies and practices be implemented.

9.       The Committee is to request from the auditors "Management Letter Comments"
         highlighting any ways the auditors believe that the company's internal controls, policies and financial disclosures can be improved.  The Committee shall also ask auditors to point out any possible risks or exposures the Company faces and to assess the steps management has taken to minimize such risks to the Company.  Within seven days of receipt of such reports,  the Committee is to meet with the auditors to discuss the comments.  The Committee is required to provide Management with a summary of these discussions within seven days.

10.      Independent auditors are to also assess the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed to be used by the Company.  The Committee should also seek the auditors' comments on the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.  The auditors are to supply their reasoning for all comments.

11.      The Committee is to review with Management and the independent auditors the results of annual audits and related comments in consultation with other committees as deemed appropriate, including:

         A.       The annual financial statements, accompanying footnotes and the independent auditors' reports thereon.
         B.       Any significant changes required in the independent auditors' audit plans.
         C.       Any difficulties or disputes encountered during the course of the audit.
         D.       Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

         Determine, as it relates to new transactions or events, the auditors' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

12.      Any disagreements between management and the auditors regarding financial reports shall be resolved by the Committee.

13.      Management is to provide the results of the annual audits of directors' and officers'
         expense accounts, and management perquisites prepared by the internal audit department and the independent auditors, respectively.

14.      The independent auditors are to be available to the Supervisory Board at least annually.

Internal Auditors
(Numbers 1, 3, 4, 5, 8, 9, 12 & 13) of "Independent Auditors and Financial Reports" are also applicable to this section)

1.       The Committee shall have the task of establishing a periodic workplan for the internal auditor.

2..      The Committee is to meet with the internal auditor, the Management Board and the
         CFO to review:

         A.       Significant internal audit findings during the year and management's responses to them.
         B.       Any difficulties encountered in the course of internal audit work, including any restrictions on the scope of activities or access to required information.
         C.       Any changes required in the planned scope of the internal audit plan.
         D.       The internal audit department charter, budget and staffing.

Certification of Quarterly and Annual Reports

1.       The Committee is to assure that the CEO and the CFO certify the contents of the
         Company's quarterly and annual reports.

2.       These certifications are to include statements by the CEO and CFO that:

         A.       He or she has read the report;
         B.       To his or her knowledge, the information in the report is true in all important respects as of the last day of the period covered by the report; and
         C.       As of the last day of the period covered by the report, the report contains all information about the company that he or she is aware of and that he or she believes is important to a reasonable investor.
                  (i)      For the purposes of these certifications, information is considered
                           "important to a reasonable investor" if:
                           1.       There is a substantial likelihood that a reasonable investor would view the information as significantly altering the total mix of information in the report; and

                           2.       The report would be misleading to a reasonable investor if the information was omitted from the report.

         D.       He or she is responsible for establishing and maintaining internal controls, that he or she has designed the controls to ensure that material information is made known to him or her, particularly during the period in which the reports are being prepared, that he or she has evaluated the effectiveness of the controls within 90 days of the report, and has presented in the report his or her conclusions as to the effectiveness of the controls based on that evaluation (See section on Attestations in Conjunction with Financial Reports).
         E.       He or she has disclosed to the auditors and the Committee significant deficiencies in the internal controls and any fraud by persons with a significant role in the system of internal controls (See section on Attestations in Conjunction with
                  Financial Reports).
         F.       The reports fully comply with the Securities Exchange Act of 1934 and the information fairly presents, in all material respects, the company's financial condition and results of operations and that there is compliance with the relevant securities laws.
         G.       This certification statement was reviewed with the Committee.

Attestations in Conjunction with Financial Reports

1.       The Committee shall ensure that management files an attestation report on internal controls along with the annual reports.  This report is to state the responsibility of management for establishing and maintaining adequate internal control structures and procedures for financial reporting.  It is also to include an assessment of the effectiveness of that control structure and those procedures as of the end of the fiscal  year.

2.       The auditor is required to report on management's assessment of the company's internal controls under the attestation standards established by the Public Company Accounting
         Oversight Board.  This attestation report must include:

         A.       The auditor's findings;
         B.       An evaluation of whether the internal control structure and procedures include maintenance of records that accurately and fairly reflect the company's transactions and disposition of assets;
         C.       Whether there is reasonable assurance that transactions are recorded as necessary to permit the preparation of financial statements in accordance with GAAP and are made in accordance with proper authorization by management and directors;
         D.       A description of material weaknesses in internal controls found on the basis of the testing done under the attestation standards; and
         E.       Whether there has been any material noncompliance with the company's internal control policies and procedures.

Non-Audit Services and Committee Pre-Approval

1.       An auditor may not provide client specific non-audit services, including:

         A.       Bookkeeping or other services related to the accounting records or financial statements of the Company;
         B.       Financial information systems design and implementation;
         C.       Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
         D.       Actuarial services;



                                                        13
         E.       Internal audit outsourcing services;
         F.       Management functions or human resources;
         G.       Broker or dealer, investment adviser, or investment banking services;
         H.       Legal services and expert services (not including tax services) unrelated to the audit; and
         I.       Any other service that the Public Company Accounting Oversight Board determines by regulation is impermissible.

2.       For any non-audit service not listed above as prohibited, the Committee may grant pre-approval for an auditor to conduct that service.

         A.       One member of the Committee shall be designated the task of pre-approving all non-audit services, subject to the review of the Committee as a whole.
         B.       Pre-approval for a non-audit service is not to be granted earlier than one year prior to the commencement of the service.
         C.       The Committee may pre-approve more than one non-audit service per meeting, provided that each service is specifically identified.

3.       Any pre-approval of non-audit services to be provided by the Company's auditors must be disclosed in the Company's SEC filings.

Company Investments

1.       The Company will have an annual investment plan where the Supervisory Board shall
have     the responsibility of determining a separate budget for both core and non-core investments.

2.       For any investment in the core business of up to $5 million per year, the Company
Management                 together with the Chairman of the Board is authorized to make the final decision.

 A.    For such a transaction, Management shall provid
                  a summary of the transaction
                  for distribution to the members of the Supervisory Board at the first Supervisory
                  Board meeting succeeding the completion of the transaction.  Management shall also provide this summary in advance to the Committee, which is to give its comments to the Supervisory Board within seven days of the Board's aforementioned meeting.
 B.    Management will advise the Board Members, in
                  writing, of the acquisition, as
                  early as possible following the final decision.

3.       For all investments in the core business exceeding $5 million per year, as well as all investments not in the core business, Management shall not have discretionary authority and the transaction must be approved by the Supervisory Board.

         A.       Management shall conduct a full due diligence investigation of the proposed investment, utilizing legal counsel, auditors and advisors as management deems necessary.

         B.       In deciding whether or not to approve such a transaction, the Supervisory Board shall seek the comments of the Committee, which is to analyze the reports and provide the
                  Supervisory Board woth its recommendations within seven days of receipt of the reports.

         C.       Prior to Supervisory Board consideration the group responsible for due diligence and negotiation shall prepare a detailed memo on the transaction which should be disseminated prior to the matter being presented to the Supervisory Board by way of the Committee for approval.

         D.         For such transactions, Management shall prepare a summary of the proposed transaction for distribution to and approval by the members of the Supervisory Board prior to consummation of the transaction.  Such summary shall contain: (a) company profile; (b) reason for investment; (c) the strategic fit; (d) economic analysis, including prospects and expected returns; (e) financial structure, including guarantees, collateral and other off balance sheet liabilities; (f) risk exposure; (g) organizational structure, and how and where it will be placed within the company.

         With respect to investments whether non-operating or non-core, management should periodically provide results of operations of these investments as well as information concerning forecasts, business issues and financial matters deemed necessary and appropriate in order for the Audit
         Committee to properly evaluate the investment.

Director and Officer Investments

1.       Reports of stock transactions by company directors and executive officers, as well as beneficial owners of more than 10% of a company's stock, must be filed within two business days.  Such reports must also be filed electronically and be posted on the Company's web site.

2.       The CEO and CFO must disgorge bonuses and other equity or incentive-based compensation they receive or any profits from stock sales they make within the 12 months following the issuance or filing of financial documents which are later found to require restatement as a result of misconduct.

3.       Executive officers and directors may not trade the company's securities during a pension fund blackout period.

4.       Nothwithstanding any loans existing at the time of the passage of the Sarbanes-Oxley Act, loans shall not be made by the Company to its officers.

Related Party Transactions

In addition to the investment procedures outlined above, the following procedures apply:

1.       With respect to related party transactions, the following controls:

         A.       For Securities and Exchange Commission purposes on disclosure of related party transactions a related party transaction is defined as "any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds
                  $60,000 and in which any of the following persons had, or will have, a direct or indirect material interest, naming such person and indicating the person's relationship to the
                  Company, the nature of such person's interest in the transaction(s), the amount of such transaction(s) and, where practicable, the amount of such person's interest in the transaction(s):

                  (i)      Any director or executive officer of the Company;

                  (ii)     Any nominee for election as a director;

                  (iii)    Any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities; and

                  (iv)     Any member of the immediate family of any of the foregoing persons.

2.       Numbers 3(B) and 2(C) under "Company Investments" shall also be controlling as to this section.

3.       Management shall negotiate the proposed terms and conditions of the investment.  These negotiations shall not include the related parties interested in the transaction.  The transaction should be negotiated on behalf of the Company by management who is not interested in the transaction or if no management meets this criteria then by the independent directors (assuming they have no interest in the transaction).  All members of the Audit Committee are to receive continuous updates of the progress of the negotiations.  In the negotiation process the fairness and reasonableness of the transaction to the Company and its shareholders is to be the paramount consideration.

4.       Whether or not a fairness opinion should be obtained should be determined by the
         Independent Directors of the Supervisory Board and should be decided based upon the nature of the transaction and its size and its proposed effect on the Company.  A fairness opinion, if obtained, should be from an independent investment banking firm, chosen by the Committee, which describes the transaction, the terms and concludes that the transaction is fair and reasonable to the Company and its shareholders.  There is no "deminimis rule" as to when a fairness opinion need not be obtained.

5.       All related party transactions must be approved by the majority of the independent directors of the company.  Interested directors shall not vote.

6.       Whether or not a transaction should go before the shareholders depends on

         A.       Local law requirements for the particular transaction such as a merger; or

         B.       At the discretion of the Supervisory Board in the event it is determined that the transaction is material to the business of the company.


Other Activities

1.       The Committee is to periodically discuss with legal counsel any regulatory matters that may have a material impact on the Company financial statements, compliance policies and programs.
         It is to pay special attention to any changes in the law.

2.       The Committee is to meet annually and as required update its charter.

3.       The Committee shall also meet annually to discuss company strategy, with issues including, but not limited to: (a) general aims; (b) future plans; (c) market forecast; and (d) core and non-core business.

4.       Conduct or authorize investigations into any matters within the Committee's scope of responsibilities; the Committee shall be empowered to retain independent counsel and other professionals to assist in conducting any investigation.

5.      Review and concur with the appointment of the CFO.

6.       The Committee shall establish procedures for receiving and addressing complaints regarding accounting, auditing and internal controls.  A mechanism by which employees can submit their concerns anonymously shall be included.

7.       The Committee shall distribute quarterly checklists to the various business units in order to ensure compliance with all financial requirements at the department levels.  Such checklists shall require the same information required from the CEO and CFO in their certifications of quarterly and annual reports (see section regarding same).
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